Exhibit 32.1

CERTIFICATION OFCHIEF EXECUTIVE OFFICER OFFICERPURSUANT TO18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adam Radly, the Chief Executive Officer of Xumanii International Holdings Corp. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the quarterly report on Form 10-Q of the Company, for the period  ended October 31, 2014, and to which this certification is attached as Exhibit 32 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2014

/s/Adam Radly
By:	Adam Radly
Chief Executive Officer